Exhibit 10.15

CONFIDENTIALITY, COLLABORATION & SUPPLY AGREEMENT

THIS CONFIDENTIALITY COLLABORATION & SUPPLY AGREEMENT ('Agreement') dated December 1, 2013 ("Effective Date”) is entered into among TAIDA COMPANY, LLC, a Delaware U.S.A. limited liability company (“Taida”) * XXXXXXXXX XXXXX XXXX XXXXXXX XXXXXXXXX are collectively referred to as the “parties”.

RECITALS

WHEREAS Taida has developed proprietary audio headset technology; and

WHEREAS * xxxxx has expertise in the design, development, manufacture, assembly and sales of polyurethane formulations and foam products including, without limitation, *XXXXX bio-based polyurethane formulation; and

WHEREAS, * XXXXX is a manufacturer of polyurethane foam product and will manufacture and supply to Taida wearable electronics, sensor product, or audio product (including components and packaging of such product) incorporating or using Taida intellectual Property including, without limitation, EarPuff® and TaldaTOP™ audio headset products (collectively, the “Products”); and

WHEREAS the parties desire to enter into a collaborative contractual relationship whereby* XXXXX will manufacture and supply to Taida the Products leveraging Taida's proprietary audio headset technology and* XXXXXXX proprietary bio-based polyurethane foam technology and, on the terms and conditions of this Agreement a “Purpose”); and

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties, intending to be legally bound, agree as follows:

A. DEFINITIONS

1.	In this Agreement, the following are defined terms:

(a)	* XXXXXX means * XXXXX has developed certain information concerning the manufacture and supply of polyurethane foam products which includes,without limitation, concepts, samples,tooling, processes, Intellectual Property and other confidential information.

(b)	“Discloser” means (i) Taida with respect to the disclosure of the Taida Information, (ii) * XXXX with respect to the disclosure of the * XXXXX information and(iii) * XXXX with respect to the disclosure of the * XXXX information.

(c)	“Information” means (i) Taida Information with respect to the disclosure or receipt of “Taida Information, (ii) * XXXXX Information with respect to the disclosure or receipt of * XXXXX information, (iii) * XXX information with respect to the disclosure or receipt of * XXX Information;

(d)	"intellectual Property" means trademarks, trade names, know-how, show-how, trade secrets, copyrights, patents and patent applications (whether or not patented or reduced to practice), industrial design and other proprietary and Intellectual property rights Including, but not limited to manufacturing, processes, formulations, chemical compositions, venting technology and tooling technology,

(e)	"Products" has the meaning set forth in the Recitals of this Agreement;

(f)	"Purpose" has the meaning set forth in the Recitals of this Agreement;

(g)	"Recipient" means (i) Taida and its Affiliates with respect to the receipt of *XXXX Information and *XXXX Information, (ii) *XXXXX and its Affiliates with respect to the receipt of Taida Information and *XXX Information, and (iii) *XXX and Its Affiliates with respect to the receipt of Taida Information and *XXX Information;

(h)	"Talda Information" means Taida has developed certain Information concerning the XXXXXXXXXXXXXXXXX *

* Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

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design and development of audio headset technology including, without limitation, Products, designs, customers, Intellectual Property and other confidential Information;

(j)	“Taida Intellectual Property” means all Intellectual Property covering the Products, whether owned or licensed by Taida. For greater certainty, Taida Intellectual Property specifically excludes pre-existing Intellectual Property of * XXXXX and *XXXXX and

(k)	* XXXXXX means *XXXXX has developed certain proprietary and confidential information in connection the design, development, manufacture, assembly and sales of polyurethane formulations and foam products which includes, without limitation, concepts, designs, formulations,composition, samples, specifications, products, processes, tooling, Intellectual Property and other confidential information;

B. CONFIDENTIALITY

2.	Discloser shall at its discretion provide such Information to Recipient as is required for the Purpose, Nothing in this Agreement obligates Discloser to make any particular disclosure of Information.

3.	All right, title end interest in and to the Information shall remain the exclusive property of Discloser. No interest, license or any right respecting the information, other than as expressly set out herein, is granted to Recipient under this Agreement.

4.	In the event that Discloser conveys to Recipient, or its subcontractors, Information in the form of a sample or prototype, Recipient shall not reverse engineer or analyse the sample or prototype for the purpose of determining the nature of the composition of the sample or prototype without the consent of Discloser.

5.	Recipient shall not use the information in any manner except as reasonably required for the Purpose.

6.	The parties acknowledge and agree that the Information is confidential and proprietary,

7.	Recipient shall use all reasonable efforts to protect Discloser's interest in the Information and keep it confidential, using a standard of care no less than the degree of care that Recipient would be reasonably expected to employ for its own similar confidential information, in particular, Recipient shall not, directly or Indirectly, disclose, anew access to, transmit or transfer the information to a third party without Discloser's prior written consent. Recipient shall disclose the Information only to those of its employees, agents and consultants who have a need to know the Information for the Purpose. Recipient shell, prior to disclosing the Information to such employees, agents and consultants, issue appropriate instructions to them to satisfy its obligations herein and obtain their agreement to receive and use the Information on a confidential basis on the same conditions as contained In this Agreement.

8.	The Information shall not be copied, reproduced in any form or stored in a retrieval system or data base by Recipient without the prior written consent of Discloser, except For such copies and storage as may reasonably be required internally by Recipient for the Purpose. For greater certainty, the limitations set out in this Section 8 shall not apply to computer end data back-up systems of general application in Recipient's business operations.

9.	The confidentiality and non-disclosure obligations of Recipient under Part B of this Agreement shell not apply to Information:

(a)	which at the time of disclosure is readily available to the trade or the public:
(b)	which after disclosure becomes readily available to the trade or the public, other than through a breach of this Agreement;
(c)	which Is subsequently lawfully and in good faith obtained by Recipient from an independent third party without breach of this Agreement, as shown by documentation sufficient to establish the third party as a source of the Information, and not obtained by the third party from Discloser;

XXXXXXXXXXXXXXXXXXXXX *

* Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

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(d)	which Recipient can establish, by documented and competent evidence, was in Its knowledge or possession prior to the date of disclosure of such Information by Discloser;

(e)	which is disclosed by Recipient with Discloser's specific and prior written consent;

(f)	which Recipient is by law required to disclose provided that Recipient will give notice to Discloser and will allow Discloser the opportunity to contest such disclosure.

10.	Recipient shall, upon request of Discloser, immediately return the Information and all copies thereof in any form whatsoever to Discloser, and delete the Information from all retrieval systems and databases (i.e. active electronic media), provided that one copy of all such Information may be retained by the Recipient's legal advisors solely for purposes of referencing its compliance with its obligations hereunder.

11.	Due to the valuable and proprietary nature of the Information to Discloser, the confidentiality obligations assumed by Recipient hereunder shell continue during the term of this Agreement and, upon the expiration or termination of this Agreement, For a period of five (5) years thereafter and shall be unlimited in territory. Notwithstanding the forgoing, if any Information is a trade secret, the confidentiality obligations assumed by Recipient hereunder shall continue for the life of the trade secret.

C. TERM, TERMINATION & DESIGNATED REPRESENTATIVES

12.	Term. Unless terminated earlier in accordance with this Section 13, the term of this Agreement shall be for a period of three (3) years commencing on the Effective Date ("Initial Term') and, unless a party terminates the Agreement by written notice given at least thirty (30) days before the expiration of the Initial Term, this Agreement shall automatically renew for successive one (1) year terms ("Renewal Term(s)") which Renewal Term(s) may be terminated by any party (with or without reason or cause) at any time on written notice to the other parties. For the purpose of this Agreement, the initial Term and the Renewal Term(s) (it any) shall be collectively referred to as the "Term".

Notwithstanding the foregoing, to the extent permitted by applicable law, this Agreement shell terminate for a party automatically in the event that (a) that party enters Into voluntary bankruptcy proceedings or (b) involuntary bankruptcy proceedings are instituted against that party which are not dismissed within thirty (30) days or such longer period as may be permitted by the other parties.

13.	Termination with Cause, If a party breaches this Agreement, the non-breeching parties shell notify the breaching party In writing outlining in sufficient detail the grounds for termination. If the breaching party cannot or is unable to cure the breach within thirty (30) days of receiving such notice, the non-breaching parties may terminate this Agreement upon further written notice to the breaching party.

14.	Effect of Expiration or Termination. In addition to any obligations hereunder which, by their terms, are intended to survive the expiration or termination of this Agreement, the obligations under Sections 1 to 11 (inclusive), Sections 17, 18 and 19, Section 22, and Sections 23 to 31 (Inclusive) shall survive such expiration or termination.

15.	Designated Representatives for the Agreement. Each party will designate representatives who will be the primary contacts) among the parties to oversee the operation or Purpose of this Agreement. Each party may change its designated representative(s) by providing written notice to the other parties. The parties designated representatives for this Agreement are:

XXXXXXXXXX * Taida: Randy Granovetter XXXXXXXX *

16.	Executive Review. During the Term, two (2) executive members from each party shall meet periodically (e.g. every six (6) months or more frequently if required) to review the progress of the parties under this Agreement.

XXXXXXXXXXXXXXXXX *

* Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

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D. COLLABORATION AND SUPPLY

17.	*XXXXXXX Obligations. During the Term, *XXXXX and its wholly-owned subsidiaries agree to:

(a)	supply polyurethane formulations for the manufacture of the Products including, without limitation, XXXXX proprietary BioFoam™ polyurethane formulation;

(b)	exclusively supply the Biofoam™ polyurethane formulation to Taida for in-ear and on-ear Products for a period of three years;

(c)	Issue * XXXXX quote and Conditions of Sale to Taida for the supply of its polyurethane formulations including, without limitation, pricing and payment terms; and

(d)	work with Taida to investigate and explore global manufacturing opportunities. For purposes of this Section, both parties agree to act reasonably, diligently and good faith In the circumstances.

For the purposes of Section 17, * XXXXX and its wholly-owned subsidiaries are free to sell the BioFoam™ formulation for products and service unrelated to in-ear and on-ear Products.

18.	Talda Obligations. During the Term, Taida, its subsidiaries, related entities and/or subcontractors (collectively "Taida"), agree to:

(a)	exclusively purchase all polyurethane formulations from *XXXXX for the manufacture end supply of any in-ear and on-ear Products worldwide for a period of three (3) years,

(b)	compensate * XXXXX for Taida's polyurethane formulation requirements in accordance with the * xxxxx quote and Conditions of Sale; and

(c)	offer * XXXX the right of first refusal to manufacture and supply its Products outside of the U.S.A. and Canada.

For the purposes of Section 18, Taida is free to purchase polyurethane formulations from third parties for applications unrelated to in-ear and on-ear Products.

19.	* XXXXX During the Term, *XXXX Its wholly-owned subsidiaries agree to:

(a)	exclusively purchase all polyurethane formulations from * XXXXX for the manufacture and supply of any in-ear and on-ear Products fora period of three (3) years;

(b)	pay * XXXXX for polyurethane formulation requirements for the manufacture and supply of Products in accordance with the quote and conditions of sale; and

(c)	manufacture and supply Products to Taida in accordance with a separate agreement between Taida and * XXXXX

E. INTELLECTUAL PROPERTY AND OWNERSHIP/ LIMITATION OF LIABILITY

20.	“Pre-existing Intellectual Property” means all Intellectual Properly owned, conceived, developed, first reduced to practice or otherwise made or acquired (collectively, "Invented') by a party prior to the Effective Date, or outside of this Agreement, and all modifications, adjustments or Improvements thereto by whomever Invented.

21.	Intellectual Property Ownership. All Pre-existing Intellectual Property of each party will remain the exclusive property of that party and, except as specifically provided in this Agreement, no party will acquire any rights or Interests in the other party's Pre-existing Intellectual Property.

22.	LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES SHALL ANY PARTY BE LIABLE TO THE OTHER FOR LOSS OF USE OR PROFITS OR OTHER INDIRECT COLLATERAL, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, WHETHER SUCH CLAIMS ARE FOUNDED IN TORT OR CONTRACT.

* Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

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F. GENERAL

23.	In the event of any dispute or disagreement arising from or relating to this Agreement (or the breach thereof), the parties shall use their reasonable efforts to settle the dispute or disagreement. To this effect, the parties shall consult and negotiate with each other in good faith and, recognizing their respective interests, attempt to reach a just and equitable solution satisfactory to all parties.

24.	If any provision of this Agreement is determined to be invalid or unenforceable in whole or In pare such invalidity or unenforceability shall attach only to such provision and all other provisions hereof shell continue in full force and effect.

25.	This Agreement is not intended to create any joint venture, partnership or agency relationship among the parties, and no party has the authority to make any statement, representation or commitment of any kind or take any action binding upon the other parties, without the other partys' prior written consent.

26.	Save and except for the Term Sheet between *XXXXX this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement. This Agreement may be modified or amended only by way of a written amendment executed by all the parties.

27.	This Agreement may not he assigned by any party without the prior written consent of the other party.

28.	This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. To the extent that this Agreement applies to the subsidiaries, related entities and/or subcontractors of a party, that party shall cause its subsidiaries, related entities and/or subcontractors to comply with the provisions of this Agreement applicable to such subsidiaries, related entitles and/or subcontractors,

26.	Any demand, notice or other communication required or permitted to be given in connection with this Agreement shall be given In writing and shall be given by personal delivery or by electronic means of communication addressed to the recipient as follows:

*

XXXXXXXXXXXXX XXXXXXXXXXXXX	To Taida at: Taida Company, LLC 5668 Caminllo Consuelo La Jolla, CA 62037 U.S.A. Attention: Randy Granovetter Email: randy.granovetter@voiceassislcom or to such other address, individual or electronic communication number or email address as may be designated by notice given by any party to the other In accordance with this Section 31. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the date of actual delivery thereof and, If given by facsimile or email, on the dale of transmittal thereof if given during the normal business hours of the recipient or on the business day during which such normal business hours next occur If not given during such hours on any day.

* Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

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30.	This Agreement shall be governed by end construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

31.	This Agreement may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shell be deemed to constitute the Agreement when a duly authorized representative of each party has signed a counterpart. Each party agrees that the delivery of the Agreement by facsimile or other electronic form shall have the same force and effect as delivery or original signature and that each party may use such facsimile or electronic signatures as evidence of the execution and delivery of the Agreement by all parties to the same extent that an original signature could be used.

IN WITNESS WHEREOF the parties have executed this Agreement as of the Effective Date.

*

XXXXXXXXXXXXX XXXXXXXXXXXXX	Taida Company, LLC By: /s/ Randy Granovetter Name: Randy Granovetter Position Chairman/ CEO

* Text has been omitted pursuant to Registrant’s confidential treatment request filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

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